EXHIBIT 1

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of the Schedule 13G (and any further amendment filed by them) with respect to the common stock, par value $0.01 per share, of Viasystems Group, Inc., a Delaware corporation.

Date:           February 14, 2011

HICKS, MUSE FUND III INCORPORATED

By: /s/   David W. Knickel
      Name: David W. Knickel
      Title:   Vice President

HICKS MUSE GP PARTNERS III, L.P.
By: Hicks, Muse Fund III Incorporated, its general partner

By: /s/   David W. Knickel
                                                                              Name: David W. Knickel
      Title:   Vice President

HM3/GP PARTNERS, L.P.
By: Hicks, Muse GP Partners III, L.P., its general partner
By: Hicks, Muse Fund III Incorporated, its general partner

By: /s/   David W. Knickel
                                                                              Name: David W. Knickel
      Title:   Vice President

HICKS, MUSE, TATE & FURST EQUITY FUND III,  L.P.
By: HM3/GP Partners, L.P., its general partner
By: Hicks, Muse GP Partners III, L.P., its general partner
By: Hicks, Muse Fund III Incorporated, its general partner

By: /s/   David W. Knickel
      Name: David W. Knickel
      Title:   Vice President

HM3 COINVESTORS, L.P.
By: Hicks, Muse GP Partners III, L.P., its general partner
By: Hicks, Muse Fund III Incorporated, its general partner

By: /s/   David W. Knickel
                                                                              Name: David W. Knickel
      Title:   Vice President

HICKS, MUSE (1999) FUND IV, LLC

By: /s/   David W. Knickel
                                                                              Name: David W. Knickel
      Title:   Vice President

HICKS, MUSE GP (1999) PARTNERS IV, L.P.
By: Hicks, Muse (1999) Fund IV, LLC, its general partner

By: /s/   David W. Knickel
                                                                              Name: David W. Knickel
      Title:   Vice President

HM4/GP (1999) PARTNERS, L.P.
By: Hicks, Muse GP (1999) Partners IV, L.P., its general partner
By: Hicks, Muse (1999) Fund IV, LLC, its general partner

By: /s/   David W. Knickel
                                                                              Name: David W. Knickel
      Title:   Vice President

HMTF EQUITY FUND IV (1999), L.P.
By: HM4/GP (1999) Partners, L.P., its general partner
By: Hicks, Muse GP (1999) Partners IV, L.P., its general partner
By: Hicks, Muse (1999) Fund IV, LLC, its general partner

By:
      Name: David W. Knickel
      Title:   Vice President

HMTF PRIVATE EQUITY FUND IV (1999), L.P.
By: HM4/GP (1999) Partners, L.P., its general partner
By: Hicks, Muse GP (1999) Partners IV, L.P., its general partner
By: Hicks, Muse (1999) Fund IV, LLC, its general partner

By: /s/   David W. Knickel
                                                                              Name: David W. Knickel
      Title:   Vice President

HM 4-SBS (1999) COINVESTORS, L.P.
By: Hicks, Muse GP (1999) Partners IV, L.P., its general partner
By: Hicks, Muse (1999) Fund IV, LLC, its general partner

By: /s/   David W. Knickel
                                                                              Name: David W. Knickel
      Title:   Vice President

HM 4-EQ (1999) COINVESTORS, L.P.
By: Hicks, Muse GP (1999) Partners IV, L.P., its general partner
By: Hicks, Muse (1999) Fund IV, LLC, its general partner

By: /s/   David W. Knickel
                                                                              Name: David W. Knickel
      Title:   Vice President

HM FUND IV CAYMAN, LLC

By: /s/   David W. Knickel
                                                                              Name: David W. Knickel
      Title:   Vice President

HM GP PARTNERS IV CAYMAN, L.P.
By: HM Fund IV Cayman, LLC, its general partner

By: /s/   David W. Knickel
                                                                              Name: David W. Knickel
      Title:   Vice President

HM EQUITY FUND IV/GP PARTNERS (1999), C.V.
By: HM GP Partners IV Cayman, L.P., its general partner
By: HM Fund IV Cayman, LLC, its general partner

By: /s/   David W. Knickel
                                                                              Name: David W. Knickel
      Title:   Vice President

HICKS, MUSE PG - IV (1999), C.V.
By: HM Equity Fund IV/GP Partners (1999), C.V., its general partner
By: HM GP Partners IV Cayman, L.P., its general partner
By: HM Fund IV Cayman, LLC, its general partner

By: /s/   David W. Knickel
                                                                              Name: David W. Knickel
      Title:   Vice President

  /s/  Edward Herring
EDWARD HERRING